Aetna Variable Fund (75974403)                                    75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                VARACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1155.32   15.53%   15.53%
      3        0.0%     1475.60   13.85%   13.85%
      5        0.0%     1639.22   10.39%   10.39%
     10        0.0%     3137.45   12.11%   12.11%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  VARACE-2
                 VARACE-2.UV
12-99-86          50.767505
12-99-91          97.168391
12-99-93         107.943061
12-99-95         137.867594
12-99-96         169.447517

(Day = 99 means end-of-month.)

Aetna Income Shares (75974403: ACES)                               75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                AISACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      961.60   -3.84%   -3.84%
      3        0.0%     1065.91    2.15%    2.15%
      5        0.0%     1225.28    4.15%    4.15%
     10        0.0%     1934.30    6.82%    6.82%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AISACE-2
                 AISACE-2.UV
12-99-86          23.322246
12-99-91          36.817918
12-99-93          42.322560
12-99-95          46.913791
12-99-96          47.991699

(Day = 99 means end-of-month.)

Aetna Encore Fund (75974403: ACES)                                75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                ENCACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      978.10   -2.19%   -2.19%
      3        0.0%     1052.47    1.72%    1.72%
      5        0.0%     1098.45    1.90%    1.90%
     10        0.0%     1497.57    4.12%    4.12%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCACE-2
                 ENCACE-2.UV
12-99-86          24.811045
12-99-91          33.826086
12-99-93          35.303868
12-99-95          37.988302
12-99-96          39.527962

(Day = 99 means end-of-month.)

AIAF (75974403: ACES)                                             75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                AIFACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1069.08    6.91%    6.91%
      3        0.0%     1320.55    9.71%    9.71%
      5        0.0%     1506.34    8.54%    8.54%
From 04-03-89  0.0%     1954.85    9.04%    9.04%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AIFACE-2
                 AIFACE-2.UV
04-03-89           9.818684 i
12-99-91          12.742197
12-99-93          14.534905
12-99-95          17.953801
12-99-96          20.419229 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Twentieth Century (75974403: ACES)                                75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                TCIACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      888.13  -11.19%  -11.19%
      3        0.0%     1122.44    3.93%    3.93%
      5        0.0%     1191.47    3.57%    3.57%
From 11-20-87  0.0%     2139.29    8.70%    8.70%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  TCIACE-2
                 TCIACE-2.UV
11-20-87           5.483556 i
12-99-91           9.845769
12-99-93          10.451275
12-99-95          13.208495
12-99-96          12.479677 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Variable Fund (75974403)                                    75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                VARACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%     1132.21   13.22%   13.22%
      3        2.0%     1446.09   13.08%   13.08%
      5        0.0%     1639.22   10.39%   10.39%
     10        0.0%     3137.45   12.11%   12.11%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  VARACE-2
                 VARACE-2.UV
12-99-86          50.767505
12-99-91          97.168391
12-99-93         107.943061
12-99-95         137.867594
12-99-96         169.447517

(Day = 99 means end-of-month.)

Aetna Income Shares (75974403: ACES)                              75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                AISACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%      942.37   -5.76%   -5.76%
      3        2.0%     1044.60    1.47%    1.47%
      5        0.0%     1225.28    4.15%    4.15%
     10        0.0%     1934.30    6.82%    6.82%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AISACE-2
                 AISACE-2.UV
12-99-86          23.322246
12-99-91          36.817918
12-99-93          42.322560
12-99-95          46.913791
12-99-96          47.991699

(Day = 99 means end-of-month.)

Aetna Encore Fund (75974403: ACES)                                75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                ENCACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%      958.54   -4.15%   -4.15%
      3        2.0%     1031.42    1.04%    1.04%
      5        0.0%     1098.45    1.90%    1.90%
     10        0.0%     1497.57    4.12%    4.12%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCACE-2
                 ENCACE-2.UV
12-99-86          24.811045
12-99-91          33.826086
12-99-93          35.303868
12-99-95          37.988302
12-99-96          39.527962

(Day = 99 means end-of-month.)

AIAF (75974403: ACES)                                             75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                AIFACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%     1047.70    4.77%    4.77%
      3        2.0%     1294.14    8.98%    8.98%
      5        0.0%     1506.34    8.54%    8.54%
From 04-03-89  0.0%     1954.85    9.04%    9.04%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AIFACE-2
                 AIFACE-2.UV
04-03-89           9.818684 i
12-99-91          12.742197
12-99-93          14.534905
12-99-95          17.953801
12-99-96          20.419229 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Twentieth Century (75974403: ACES)                                75974403.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       940.00
                                Redeemable Value
                      --------------------------------------------------------
                                TCIACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%      870.37  -12.96%  -12.96%
      3        2.0%     1099.99    3.23%    3.23%
      5        0.0%     1191.47    3.57%    3.57%
From 11-20-87  0.0%     2139.29    8.70%    8.70%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  TCIACE-2
                 TCIACE-2.UV
11-20-87           5.483556 i
12-99-91           9.845769
12-99-93          10.451275
12-99-95          13.208495
12-99-96          12.479677 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)